EXHIBIT 99

                                  CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4

                           $605,550,000 (APPROXIMATE)
                               Subject to Revision

                    November 4, 2002- Computational Materials

Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                NOVEMBER 4, 2002


                                  CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4


                           $605,550,000 (APPROXIMATE)
                               SUBJECT TO REVISION

--------- -------------- --------------------- ---------- ---------- -------------------------- ----------------
                                                                                                    EXPECTED
                               RATINGS             WAL       BOND                                   MATURITY
  CLASS     AMOUNT ($)    (MOODY'S/S&P/FITCH)   (YRS)(1)     TYPE              COUPON              TO CALL(1)
--------- -------------- --------------------- ---------- ---------- -------------------------- ----------------
  IA-1      70,500,000       Aaa/AAA/AAA          0.95       SEQ              Fixed(2)                07/04
  IA-2      29,000,000       Aaa/AAA/AAA          2.00       SEQ              Fixed(2)                03/05
  IA-3      43,600,000       Aaa/AAA/AAA          3.00       SEQ              Fixed(2)                09/06
  IA-4      38,600,000       Aaa/AAA/AAA          5.00       SEQ              Fixed(2)                06/09
  IA-5      33,600,000       Aaa/AAA/AAA          8.99       SEQ              Fixed(2),(3)            06/12
  IA-6      23,900,000       Aaa/AAA/AAA          6.69       NAS              Fixed(2)                04/12
  IM-1       7,800,000        Aa2/AA/AA           6.42       MEZ              Fixed(2)                06/12
  IM-2       6,500,000          A2/A/A            6.42       MEZ              Fixed(2)                06/12
  IB         5,200,000       Baa2/BBB/BBB         5.63       SUB              Fixed(2)                06/12

  IIA-1    304,500,000       Aaa/AAA/AAA          2.53       PT        1M Libor + [ ](3), (4)         12/09
  IIM-1     19,250,000        Aa2/AA/AA           4.83       MEZ       1M Libor + [ ](3), (4)         12/09
  IIM-2     14,000,000          A2/A/A            4.79       MEZ       1M Libor + [ ](3), (4)         12/09
  IIB        9,100,000       Baa2/BBB/BBB         4.54       SUB       1M Libor + [ ](3), (4)         12/09
--------- -------------- --------------------- ---------- ---------- -------------------------- ----------------

(1) The Certificates will be priced at 20% HEP for the Group I Certificates and 27% CPR for the Group II Certificates.

(2)   Subject to the Group I Net WAC Cap.

(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(4)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.


--------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         2

TITLE OF CERTIFICATES:        Chase Funding Mortgage Loan Asset-Backed
                              Certificates, Series 2002-4, consisting of the following offered classes:
                              Class IA-1, Class IA-2, Class IA-3, Class IA-4,
                              Class IA-5, Class IA-6 Class IM-1, Class IM-2
                              Class IB
                              (the "Group I Certificates")

                                    and

                              Class IIA-1
                              Class IIM-1, Class IIM-2
                              Class IIB
                              (the "Group II Certificates")

UNDERWRITERS:                 J.P. Morgan Securities Inc., Lehman Brothers Inc.
                              and Wachovia Securities, Inc.

DEPOSITOR:                    Chase Funding, Inc.

SELLERS: Chase Manhattan Mortgage Corporation, Chase Manhattan Bank USA, N.A., and JPMorgan Chase Bank.

SERVICER:                     Chase Manhattan Mortgage Corporation

TRUSTEE:                      Citibank, N.A.

CUT-OFF DATE:                 November 1, 2002

PRICING DATE:                 On or about November [6], 2002

CLOSING DATE:                 On or about November [20], 2002

DISTRIBUTION DATES:           Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in December 2002.

ERISA CONSIDERATIONS:         The offered certificates will be ERISA eligible as
                              of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:             The Class A and Class M-1 Certificates will
                              constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class B
                              Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         3

TAX STATUS:                   For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:         The Servicer has the option to exercise a call on
                              each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage
                              Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage
                              Loans.

MORTGAGE LOANS:               The mortgage pool will consist of mortgage loans
                              ("Mortgage Loans") that will be divided into a fixed-rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The
                              Mortgage Loans are secured by first liens on real properties.

ADMINISTRATIVE FEES:          The Servicer and Trustee will be paid fees
                              aggregating approximately 51 bps per annum
                              (payable monthly) on the stated principal balance of the Mortgage Loans.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         4

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
      --------------------------------------------------------------------

                              CERTIFICATE STRUCTURE
                              ---------------------

CREDIT ENHANCEMENT:           1) Excess interest
                              2) Over-Collateralization
                              3) Cross-Collateralization
                              4) Subordination

EXCESS INTEREST:              Excess interest cashflows from each group will be
                              available as credit enhancement for the related group.

OVER-COLLATERALIZATION:       The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered
                              Certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 0.50% of the aggregate principal balance of the Group I Mortgage Loans and approximately 0.90% of the aggregate principal balance of the Group II Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build
                              O/C until the over-collateralization target amount is reached.

                              GROUP I CERTIFICATES

                              Initial:   0.50% of original balance
                              Stepdown:  1.00% of current balance
                              Target:    0.50% of original balance
                              Floor:     0.50% of original balance

                                   (PRELIMINARY AND SUBJECT TO REVISION)

                              GROUP II CERTIFICATES

                              Initial:   0.90% of original balance
                              Stepdown:  1.80% of current balance
                              Target:    0.90% of original balance
                              Floor:     0.50% of original balance

                                   (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-COLLATERALIZATION:      Excess interest from each of the two loan groups,
                              if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         5

                                     GROUP I
                                     -------

GROUP I  SUBORDINATION(1):     (Moody's/S&P/Fitch)     GROUP I (Subordination)
                               -------------------     -----------------------

            Class IA           (Aaa/AAA/AAA)              8.00%
            Class IM-1         (Aa2/AA/AA)                5.00%
            Class IM-2         (A2/A/A)                   2.50%
            Class IB           (Baa2/BBB/BBB)             0.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)


GROUP I  CLASS SIZES(1):       (Moody's/S&P/Fitch)     GROUP I (Class Sizes)
                               -------------------     ---------------------

            Class IA           (Aaa/AAA/AAA)             92.00%
            Class IM-1         (Aa2/AA/AA)                3.00%
            Class IM-2         (A2/A/A)                   2.50%
            Class IB           (Baa2/BBB/BBB)             2.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)


                                    GROUP II
                                    --------

GROUP II SUBORDINATION(1):     (Moody's/S&P/Fitch)     GROUP II (Subordination)
                               -------------------     ------------------------

            Class IIA-1        (Aaa/AAA/AAA)             13.00%
            Class IIM-1        (Aa2/AA/AA)                7.50%
            Class IIM-2        (A2/A/A)                   3.50%
            Class IIB          (Baa2/BBB/BBB)             0.90%

                      (PRELIMINARY AND SUBJECT TO REVISION)


GROUP II CLASS SIZES(1):       (Moody's/S&P/Fitch)     GROUP II (Class Sizes)
                               -------------------     ----------------------

            Class IIA-1        (Aaa/AAA/AAA)             87.00%
            Class IIM-1        (Aa2/AA/AA)                5.50%
            Class IIM-2        (A2/A/A)                   4.00%
            Class IIB          (Baa2/BBB/BBB)             2.60%

                      (PRELIMINARY AND SUBJECT TO REVISION)

(1) The subordination and class size percentages include the initial over-collateralization levels of 0.50% for Group I and 0.90% for Group II.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         6

                                     GROUP I
                                     -------

MORTGAGE LOANS*:              Fixed-rate, first lien, sub-prime Mortgage Loans
                              having an aggregate stated principal balance as of the Cut-Off Date of approximately $217,402,870.

PREPAYMENT ASSUMPTION:        The Group I Certificates will be priced at 20% HEP
                              (2% - 20% CPR Ramp over 10 months).

GROUP I NET WAC CAP:          The pass-through rate of each class of the Group I
                              Certificates will be subject to the "Group I Net
                              WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I
                              Mortgage Loans. Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.

INTEREST ACCRUAL:             For all Group I Certificates, interest will accrue
                              during the calendar month preceding the month of distribution.

PAYMENT DELAY:                24 days

INTEREST PAYMENT BASIS:       30/360

COUPON STEP UP:               If the 10% clean-up call for the Group I
                              Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum.


* The mortgage pool as of the Closing Date will include approximately $42,597,130 of fixed-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of the Closing Date.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         7

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
      --------------------------------------------------------------------

                              GROUP I CERTIFICATES
                              --------------------

                        CLASS       CLASS       CLASS       CLASS       CLASS        CLASS       CLASS       CLASS       CLASS
                        IA-1        IA-2        IA-3        IA-4        IA-5         IA-6        IM-1        IM-2        IB
----------------------  ----------  ----------  ----------  ----------  ----------   ----------  ----------  ----------  ----------
OFFER SIZE ($)          70,500,000  29,000,000  43,600,000  38,600,000  33,600,000   23,900,000  7,800,000   6,500,000   5,200,000

EXPECTED RATINGS

MOODY'S                 Aaa         Aaa         Aaa         Aaa         Aaa          Aaa         Aa2         A2          Baa2
S&P                     AAA         AAA         AAA         AAA         AAA          AAA         AA          A           BBB
FITCH                   AAA         AAA         AAA         AAA         AAA          AAA         AA          A           BBB

COUPON                  Fixed(1)    Fixed(1)    Fixed1      Fixed(1)    Fixed(1),(2) Fixed(1)    Fixed(1)    Fixed(1)    Fixed(1)

WEIGHTED AVERAGE LIFE   0.95        2.00        3.00        5.00        8.99         6.69        6.42        6.42        5.63
TO CALL (YRS.)(3)

WEIGHTED AVERAGE LIFE   0.95        2.00        3.00        5.00        11.04        6.69        6.88        6.66        5.63
TO MATURITY (YRS.)(3)

PAYMENT WINDOW          1-20/20     20-28/9     28-46/19    46-79/34    79-115/37    37-113/77   38-115/78   38-115/78   38-115/78
TO CALL (MOS.)(3)

PAYMENT WINDOW          1-20/20     20-28/9     28-46/19    46-79/34    79-234/156   37-113/77   38-166/129  38-146/109  38-115/78
TO MATURITY (MOS.)(3)

EXPECTED MATURITY TO    07/04       03/05       09/06       06/09       06/12        04/12       06/12       06/12       06/12
CALL(3)

EXPECTED MATURITY TO    07/04       03/05       09/06       06/09       05/22        04/12       09/16       01/15       06/12
MATURITY(3)

LAST SCHEDULED          10/16       10/17       04/23       03/29       08/32        02/14       02/32       09/31       07/30
DISTRIBUTION DATE(4)

(1)   Subject to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)   The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         8

                                    GROUP II
                                    --------

MORTGAGE LOANS*:              Adjustable-rate, first lien, sub-prime Mortgage
                              Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately
                              $312,490,906.

PREPAYMENT ASSUMPTION:        The Group II Certificates will be priced at 27%
                              CPR.

GROUP II AVAILABLE FUNDS CAP: The pass-through rate of each class of the Group
                              II Certificates will be subject to the "Group II Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

GROUP II MAXIMUM RATE CAP:    The pass-through rate of each class of the Group
                              II Certificates will be subject to the "Group II
                              Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the Group II Mortgage
                              Loans. Any interest shortfall due to the Group II
                              Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT:      If on any Distribution Date the pass-through rate
                              on the Group II Certificates is limited by the Group II Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available
                              Funds Cap, up to but not exceeding the Group II
                              Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution
                              Date until paid (herein referred to as
                              "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Group II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

INTEREST ACCRUAL:             For all Group II Certificates, interest will
                              initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

PAYMENT DELAY:                0 days

INTEREST PAYMENT BASIS:       Actual/360

COUPON STEP UP:               If the 10% clean-up call for the Group II
                              Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.


* The mortgage pool as of the Closing Date will include approximately $37,509,094 of adjustable-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of the Closing Date.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         9

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
      --------------------------------------------------------------------

                              GROUP II CERTIFICATES
                              ---------------------

                                         CLASS                  CLASS                  CLASS                  CLASS
                                         IIA-1                  IIM-1                  IIM-2                  IIB
---------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
OFFER SIZE ($)                           304,500,000            19,250,000             14,000,000             9,100,000

EXPECTED RATINGS

MOODY'S                                  Aaa                    Aa2                    A2                     Baa2
S&P                                      AAA                    AA                     A                      BBB
FITCH                                    AAA                    AA                     A                      BBB

COUPON                                   1M Libor + [ ](1),(2)  1M Libor + [ ](1),(3)  1M Libor + [ ](1),(3)  1M Libor + [ ](1),(3)

WEIGHTED AVERAGE LIFE TO CALL
(YRS.)(4)                                2.53                   4.83                   4.79                   4.54

WEIGHTED AVERAGE LIFE TO MATURITY
(YRS.)(4)                                2.76                   5.28                   5.11                   4.58

PAYMENT WINDOW TO CALL (MOS.)(4)         1-85/85                39-85/47               37-85/49               37-85/49

PAYMENT WINDOW TO MATURITY
(MOS.)(4)                                1-191-191              39-144/106             37-125/89              37-97/61

EXPECTED MATURITY TO CALL(4)             12/09                  12/09                  12/09                  12/09

EXPECTED MATURITY TO MATURITY(4)         10/18                  11/14                  04/13                  12/10

LAST SCHEDULED DISTRIBUTION DATE(5)      10/32                  07/32                  05/32                  12/31


(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(4)   The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        10

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
      --------------------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------

                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)


                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA-1 Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the Group II Available Funds Cap.

9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        11

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
      --------------------------------------------------------------------

                                PRINCIPAL PAYDOWN
                                -----------------

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in December 2011, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class IA Certificates (in each case immediately prior to such Distribution Date) and (iii) the Group I Class A Principal Cashflow for such Distribution Date. For the December 2011 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Amount Distribution will equal the Group I Class A Principal Cashflows.

                          CLASS IA-6 LOCKOUT PERCENTAGE
                          -----------------------------

                      December 2002 -- November 2005:     0%
                      December 2005 -- November 2007:    45%
                      December 2007 -- November 2008:    80%
                      December 2008 -- November 2009:   100%
                      December 2009 -- November 2011:   300%

                      (PRELIMINARY AND SUBJECT TO REVISION)


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:
---------------------

1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to restore O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:
----------------------

1) All scheduled and unscheduled Group II principal will be paid to the Class IIA-1 Certificates.


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                         REQUIRED SUBORDINATION LEVELS*
                         ------------------------------

       Group I                             Group II
       -------                             --------

       Class A                   16.00%    Class A                     26.00%
       Class M-1                 10.00%    Class M-1                   15.00%
       Class M-2                  5.00%    Class M-2                    7.00%
       Class B                    1.00%    Class B                      1.80%
       *Includes overcollateralization

                      (PRELIMINARY AND SUBJECT TO REVISION)


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        12

          THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the December 2005 Distribution Date;
      and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

                      (PRELIMINARY AND SUBJECT TO REVISION)

TRIGGER EVENT:

A trigger event ("Trigger Event") with respect to each loan group and a Distribution Date after December 2005, exists if (i) the current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II) or (ii) aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date with respect to Group I or Group II Mortgage Loans, as applicable, exceed the following levels (expressed as a percentage of aggregate principal balance of the related Mortgage Loans as of the Cut-off Date):

DISTRIBUTION DATE OCCURRING IN      GROUP I LOSS PERCENTAGE            GROUP II LOSS PERCENTAGE
------------------------------      -----------------------            ------------------------
December 2005 - November 2006       2.00% for the first month,         2.50% for the first month,
                                    plus an additional 1/12th of       plus an additional 1/12th of
                                    0.50% for each month thereafter    1.25% for each month thereafter

December 2006 - November 2007       2.50% for the first month,         3.75% for the first month,
                                    plus an additional 1/12th of       plus an additional 1/12th of
                                    0.40% for each month thereafter    1.00% for each month thereafter

December 2007 - November 2008       2.90% for the first month,         4.75% for the first month,
                                    plus an additional 1/12th of       plus an additional 1/12th of
                                    0.40% for each month thereafter    0.35% for each month thereafter

December 2008 - November 2009       3.30% for the first month,         5.10% for the first month,
                                    plus an additional 1/12th of       plus an additional 1/12th of
                                    0.30% for each month thereafter    0.25% for each month thereafter

December 2009 and thereafter        3.60%                              5.35%

               THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each loan group, the later of (i) the December 2005 Distribution Date and
(ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

      Group I Senior                                Group II Senior
      Specified Enhancement                         Specified Enhancement
      Percentage:                                   Percentage:
      ---------------------                         ---------------------
      16.00%                                        26.00%
      Or                                            Or
      (7.50% + 0.50%)*2                             (12.10% +0.90%)*2

                      (PRELIMINARY AND SUBJECT TO REVISION)


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        13

PROSPECTUS:                   The Certificates will be offered pursuant to a
                              Prospectus which includes a Prospectus Supplement
                              (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                              Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOANS:               The following tables describe the mortgage loans
                              and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

FURTHER INFORMATION:          Please call Chris Schiavone at (212) 834-5372,
                              Peter Candell at (212) 834-5511, Marty Friedman at
                              (212) 834-5727, Jee Hong at (212) 834-5295, Philip
                              Li at (212) 834-5033, Alice Chang at (212)
                              834-5018, or Phillip Chun at (212) 834-5435.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        14

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
                                     GROUP I

                                 SUMMARY REPORT
                                 --------------

Aggregate Outstanding Principal Balance             $217,402,870
Aggregate Original Principal Balance                $217,768,918
Number of Mortgage Loans                                   1,826

                                                         MINIMUM                               MAXIMUM             AVERAGE(1)
                                                         -------                               -------             ----------
Original Principal Balance                               $12,600                              $500,000               $119,260
Outstanding Principal Balance                            $12,571                              $499,733               $119,060

                                                         MINIMUM                               MAXIMUM    WEIGHTED AVERAGE(2)
                                                         -------                               -------    -------------------

Original Term (mos)                                           60                                   360                    292
Stated Remaining Term (mos)                                   59                                   360                    291
Expected Remaining Term (mos)                                 59                                   360                    291
Loan Age (mos)                                                 0                                    10                      1
Current Interest Rate                                     6.125%                               13.500%                 7.759%
Original Loan-to-Value                                     4.91%                                95.00%                 73.83%
Credit Score (3)                                             498                                   810                    638

                                                        EARLIEST                                LATEST
                                                        --------                                ------
Origination Dates                                        12/2001                               10/2002
Maturity Dates                                           09/2007                               10/2032


LIEN POSITION                              PERCENT OF LOAN GROUP      LOAN PURPOSE                      PERCENT OF LOAN GROUP
                                           ---------------------                                        ---------------------
1st Lien                                                   100.0%     Purchase                                            7.0%
                                                                      Refinance - Rate/Term                               8.5%
                                                                      Refinance - Cashout                                84.6%
OCCUPANCY                                  PERCENT OF LOAN GROUP
                                           ---------------------
Owner-occupied                                              94.0%     PROPERTY TYPE                     PERCENT OF LOAN GROUP
Second Home                                                  0.3%                                       ---------------------
Investment                                                   5.7%     Single Family Detached                             81.1%
                                                                      Two- to Four-family Dwelling Unit                   7.4%
                                                                      Planned Unit Development                            4.8%
DOCUMENTATION                              PERCENT OF LOAN GROUP      Condominium                                         4.0%
                                           ---------------------      Co-op                                               0.1%
Full Documentation                                          77.4%     Manufactured Housing                                1.9%
24 Month Bank Statement                                      7.7%     Small Mixed Use                                     0.6%
Reduced Documentation                                        1.4%
Stated Income                                               13.5%

YEAR OF ORIGINATION                        PERCENT OF LOAN GROUP
                                           ---------------------
2001                                                         0.1%
2002                                                        99.9%


Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        15

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
                                     GROUP I

                              CURRENT MORTGAGE RATE
                              ---------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CURRENT MORTGAGE RATES                                    MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
  6.000% to   6.499%                                                 105                    $ 15,821,949                     7.3%
  6.500% to   6.999%                                                 317                      50,883,612                    23.4
  7.000% to   7.499%                                                 211                      28,497,187                    13.1
  7.500% to   7.999%                                                 330                      41,652,989                    19.2
  8.000% to   8.499%                                                 221                      24,549,333                    11.3
  8.500% to   8.999%                                                 273                      27,095,348                    12.5
  9.000% to   9.499%                                                 141                      12,116,643                     5.6
  9.500% to   9.999%                                                 128                       9,916,351                     4.6
 10.000% to  10.499%                                                  35                       2,836,593                     1.3
 10.500% to  10.999%                                                  46                       2,710,560                     1.2
 11.000% to  11.499%                                                   8                         536,283                     0.2
 11.500% to  11.999%                                                   5                         501,358                     0.2
 12.000% to  12.499%                                                   2                          73,707                     0.0
 12.500% to  12.999%                                                   3                         180,962                     0.1
 13.500% to  13.999%                                                   1                          29,994                     0.0
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,826                    $217,402,870                   100.0%
                                                                   =====                    ============                   =====

Mortgage Rates Range is from: 6.125% to 13.500%
Weighted Average is: 7.759%

                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
REMAINING TERM (MONTHS)                                   MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
49 to 60                                                               2                    $     62,491                     0.0%
61 to 72                                                               1                          35,493                     0.0
73 to 84                                                               3                         137,260                     0.1
85 to 96                                                               5                         208,781                     0.1
97 to 108                                                              2                         192,803                     0.1
109 to 120                                                            58                       3,467,948                     1.6
121 to 132                                                             1                         105,966                     0.0
133 to 144                                                             3                         300,771                     0.1
145 to 156                                                             1                          62,526                     0.0
157 to 168                                                             2                         279,047                     0.1
169 to 180                                                           479                      47,343,005                    21.8
193 to 204                                                             2                         182,286                     0.1
205 to 216                                                             1                         151,623                     0.1
217 to 228                                                             1                         157,157                     0.1
229 to 240                                                           329                      40,582,341                    18.7
289 to 300                                                            14                       1,799,675                     0.8
337 to 348                                                             1                         125,903                     0.1
349 to 360                                                           921                     122,207,793                    56.2
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,826                    $217,402,870                   100.0%
                                                                   =====                    ============                   =====

Remaining Term Range is from (Months): 59 to 360
Weighted Average is (Months): 291


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        16

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
                                     GROUP I

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL MORTGAGE                                     NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
LOAN PRINCIPAL BALANCES                                   MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
$100,000 or Less                                                     893                    $ 55,376,883                    25.5%
$100,001 to $150,000                                                 425                      51,944,245                    23.9
$150,001 to $200,000                                                 267                      46,094,433                    21.2
$200,001 to $250,000                                                 135                      30,109,408                    13.8
$250,001 to $300,000                                                  58                      16,008,280                     7.4
$300,001 to $350,000                                                  22                       7,182,896                     3.3
$350,001 to $400,000                                                  16                       6,035,567                     2.8
$400,001 to $450,000                                                   4                       1,755,862                     0.8
$450,001 to $500,000                                                   6                       2,895,297                     1.3
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,826                    $217,402,870                   100.0%
                                                                   =====                    ============                   =====

Original Mortgage Loan Principal Balance Range is from: $12,600 to $500,000
Average is: $119,260

                              PRODUCT TYPE SUMMARY
                              --------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
PRODUCT TYPE SUMMARY                                      MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
5 to 9 Year Fixed Rate Mortgage Loan                                  13                    $    636,827                     0.3%
10 to 14 Year Fixed Rate Mortgage Loan                                65                       4,216,258                     1.9
15 to 19 Year Fixed Rate Mortgage Loan                               301                      24,585,337                    11.3
20 to 24 Year Fixed Rate Mortgage Loan                               329                      40,582,341                    18.7
25 to 29 Year Fixed Rate Mortgage Loan                                15                       1,925,578                     0.9
30 Year Fixed Rate Mortgage Loan                                     921                     122,207,793                    56.2
Balloon Loan                                                         182                      23,248,734                    10.7
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,826                    $217,402,870                   100.0%
                                                                   =====                    ============                   =====

                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
PREPAYMENT PENALTY SUMMARY                                MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
None                                                                 203                    $ 23,706,464                    10.9%
12 Months                                                             75                      13,008,050                     6.0
24 Months                                                              8                         961,246                     0.4
36 Months                                                            274                      33,296,760                    15.3
42 Months                                                              1                         227,914                     0.1
60 Months                                                          1,265                     146,202,435                    67.2
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,826                    $217,402,870                   100.0%
                                                                   =====                    ============                   =====

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 52 months.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        17

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
                                     GROUP I

                               STATE DISTRIBUTIONS
                               -------------------

STATES                         NUMBER OF MORTGAGE LOANS      AGGREGATE PRINCIPAL  BALANCE OUTSTANDING    PERCENT OF LOAN GROUP
Arizona                                              35                                  $  4,015,614                      1.8%
Arkansas                                             22                                       965,692                      0.4
California                                          225                                    42,233,077                     19.4
Colorado                                             35                                     5,644,464                      2.6
Connecticut                                          21                                     3,047,533                      1.4
Delaware                                             10                                     1,195,021                      0.5
District of Columbia                                  5                                       982,733                      0.5
Florida                                             319                                    32,628,352                     15.0
Georgia                                              85                                     8,524,997                      3.9
Idaho                                                 5                                       326,139                      0.2
Illinois                                             53                                     5,957,967                      2.7
Indiana                                              51                                     4,468,077                      2.1
Iowa                                                  3                                       134,291                      0.1
Kansas                                                9                                       595,004                      0.3
Kentucky                                             16                                     1,149,619                      0.5
Louisiana                                            31                                     2,798,751                      1.3
Maine                                                12                                     1,117,080                      0.5
Maryland                                             28                                     4,082,512                      1.9
Massachusetts                                        36                                     5,047,122                      2.3
Michigan                                             62                                     5,413,336                      2.5
Minnesota                                            10                                     1,253,836                      0.6
Mississippi                                          27                                     2,105,382                      1.0
Missouri                                             26                                     1,898,592                      0.9
Montana                                               2                                       197,655                      0.1
Nebraska                                              6                                       384,190                      0.2
Nevada                                               12                                     1,344,302                      0.6
New Hampshire                                        14                                     2,074,288                      1.0
New Jersey                                          108                                    17,036,280                      7.8
New Mexico                                           10                                       713,762                      0.3
New York                                            153                                    22,500,706                     10.3
North Carolina                                       11                                       847,828                      0.4
Ohio                                                 45                                     3,536,645                      1.6
Oklahoma                                             15                                     1,029,853                      0.5
Oregon                                               14                                     1,371,649                      0.6
Pennsylvania                                         83                                     7,204,412                      3.3
Rhode Island                                          5                                       752,829                      0.3
South Carolina                                       24                                     1,967,292                      0.9
South Dakota                                          2                                       269,078                      0.1
Tennessee                                            82                                     6,493,690                      3.0
Texas                                                 5                                       369,157                      0.2
Utah                                                  5                                       794,829                      0.4
Vermont                                               1                                        82,943                      0.0
Virginia                                             48                                     5,529,222                      2.5
Washington                                           30                                     4,808,830                      2.2
West Virginia                                         7                                       962,636                      0.4
Wisconsin                                            17                                     1,495,770                      0.7
Wyoming                                               1                                        49,832                      0.0
                                                  -----                                  ------------                    -----
TOTAL:                                            1,826                                  $217,402,870                    100.0%
                                                  =====                                  ============                    =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        18

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
                                     GROUP I

                              LOAN-TO-VALUE RATIOS
                              --------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS                             MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
50.00% or Less                                                       209                    $ 17,632,906                     8.1%
50.01% to 55.00%                                                      74                       8,114,167                     3.7
55.01% to 60.00%                                                      90                      11,176,033                     5.1
60.01% to 65.00%                                                     110                      12,927,674                     5.9
65.01% to 70.00%                                                     214                      25,109,178                    11.5
70.01% to 75.00%                                                     240                      31,159,495                    14.3
75.01% to 80.00%                                                     338                      40,823,225                    18.8
80.01% to 85.00%                                                     260                      33,448,737                    15.4
85.01% to 90.00%                                                     230                      28,548,759                    13.1
90.01% to 95.00%                                                      61                       8,462,696                     3.9
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,826                    $217,402,870                   100.0%
                                                                   =====                    ============                   =====

Loan-to-Value Ratios Range is from: 4.91% to 95.00%
Weighted Average is: 73.83%

                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
MORTGAGE LOAN AGE (MONTHS)                                MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
0                                                                     70                    $  8,068,300                     3.7%
1                                                                  1,313                     156,013,635                    71.8
2                                                                    430                      51,394,980                    23.6
3                                                                      9                       1,164,699                     0.5
6                                                                      2                         369,057                     0.2
7                                                                      1                         208,089                     0.1
10                                                                     1                         184,110                     0.1
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,826                    $217,402,870                   100.0%
                                                                   =====                    ============                   =====

Weighted Average Age (Months) is: 1


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        19

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
                                     GROUP I

                              CREDIT SCORE SUMMARY
                              --------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CREDIT SCORES                                             MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
Not Scored                                                             7                    $    575,251                     0.3%
498 to 500                                                             3                         182,652                     0.1
501 to 550                                                           234                      21,139,763                     9.7
551 to 600                                                           415                      45,043,799                    20.7
601 to 650                                                           510                      59,906,579                    27.6
651 to 700                                                           393                      53,373,839                    24.6
701 to 750                                                           178                      25,359,712                    11.7
751 to 800                                                            77                      11,064,859                     5.1
801 to 810                                                             9                         756,416                     0.3
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,826                    $217,402,870                   100.0%
                                                                   =====                    ============                   =====

Credit Score Range is from: 498 to 810
Weighted Average (scored loans only) is: 638

                              CREDIT GRADE SUMMARY
                              --------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CREDIT GRADE                                              MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
CMMC WHOLESALE/RETAIL UNDERWRITING:
A Star                                                               308                    $ 46,536,600                    21.4%
A0                                                                   411                      49,030,901                    22.6
A-                                                                    72                       8,544,298                     3.9
B                                                                     79                       6,965,787                     3.2
B-                                                                    11                         992,527                     0.5
C                                                                     26                       1,258,088                     0.6
C-                                                                     1                          46,525                     0.0
                                                                   -----                    ------------                   -----
SUB-TOTAL:                                                           908                    $113,374,727                    52.1%
                                                                   -----                    ------------                   -----

CMMC CALL CENTER UNDERWRITING:

A1                                                                   425                    $ 54,172,660                    24.9%
A2                                                                   347                      37,565,965                    17.3
B1                                                                   122                      10,889,013                     5.0
B2                                                                    21                       1,241,237                     0.6
C1                                                                     3                         159,269                     0.1
                                                                   -----                    ------------                   -----
SUB-TOTAL:                                                           918                    $104,028,143                    47.9%
                                                                   -----                    ------------                   -----

TOTAL:                                                             1,826                    $217,402,870                   100.0%
                                                                   =====                    ============                   =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        20

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
                                    GROUP II

                                 SUMMARY REPORT
                                 --------------

Aggregate Outstanding Principal Balance           $312,490,906
Aggregate Original Principal Balance              $312,792,835
Number of Mortgage Loans                                 2,038

                                                       MINIMUM      MAXIMUM                     AVERAGE (1)
                                                       -------      -------                     -----------
Original Principal Balance                             $15,300   $1,000,000                        $153,480
Outstanding Principal Balance                          $15,293     $999,454                        $153,332

                                                       MINIMUM      MAXIMUM            WEIGHTED AVERAGE (2)
                                                       -------      -------            --------------------
Original Term (mos)                                        180          360                             360
Stated Remaining Term (mos)                                179          360                             358
Expected Remaining Term (mos)                              179          360                             358
Loan Age (mos)                                               0            6                               1
Current Interest Rate                                   5.750%      12.375%                          7.980%
Initial Interest Rate Cap                               3.000%       3.000%                          3.000%
Periodic Rate Cap                                       1.000%       1.500%                          1.454%
Gross Margin                                            1.625%       9.250%                          5.686%
Maximum Mortgage Rate                                  12.750%      19.375%                         14.980%
Minimum Mortgage Rate                                   5.750%      12.375%                          7.988%
Months to Roll                                              20           60                              38
Original Loan-to-Value                                   7.14%       95.00%                          78.55%
Credit Score (3)                                           489          791                             602

                                                      EARLIEST       LATEST
                                                      --------       ------
Origination Date                                       04/2002      10/2002
Maturity Date                                          09/2017      10/2032

LIEN POSITION                            PERCENT OF LOAN GROUP              YEAR OF ORIGINATION               PERCENT OF LOAN GROUP
-------------                            ---------------------              -------------------               ---------------------
First Lien                                              100.0%              2002                                             100.0%

OCCUPANCY                                PERCENT OF LOAN GROUP              LOAN PURPOSE                      PERCENT OF LOAN GROUP
---------                                ---------------------              ------------                      ---------------------
Owner-occupied                                           94.7%              Purchase                                          24.5%
Second Home                                               0.2%              Refinance - Rate/Term                              8.9%
Investment                                                5.1%              Refinance - Cashout                               66.6%

DOCUMENTATION                            PERCENT OF LOAN GROUP              PROPERTY TYPE                     PERCENT OF LOAN GROUP
-------------                            ---------------------              -------------                     ---------------------
Full Documentation                                       66.3%              Single-Family Detached                            82.0%
24 Month Bank Statement                                   9.4%              Two- to Four-Family Dwelling Unit                  8.9%
Reduced Documentation                                     1.5%              Planned Unit Development                           3.9%
Stated Income                                            22.8%              Condominium                                        4.2%
                                                                            Manufactured Housing                               0.9%

(1) Weighted by Outstanding Principal Balance.
(2) Sum of Principal Balance divided by total number of loans.
(3) Minimum and Weighting only for loans with scores.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        21

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
                                    GROUP II

                             CURRENT MORTGAGE RATES
                             ----------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CURRENT MORTGAGE RATES                                    MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
  5.500% to   5.999%                                                   4                    $    675,238                     0.2%
  6.000% to   6.499%                                                  96                      18,561,676                     5.9
  6.500% to   6.999%                                                 234                      46,468,277                    14.9
  7.000% to   7.499%                                                 196                      34,191,456                    10.9
  7.500% to   7.999%                                                 367                      63,688,130                    20.4
  8.000% to   8.499%                                                 302                      45,323,295                    14.5
  8.500% to   8.999%                                                 380                      51,772,006                    16.6
  9.000% to   9.499%                                                 229                      27,668,871                     8.9
  9.500% to   9.999%                                                 143                      16,136,309                     5.2
 10.000% to  10.499%                                                  54                       5,168,510                     1.7
 10.500% to  10.999%                                                  20                       1,859,537                     0.6
 11.000% to  11.499%                                                  10                         720,083                     0.2
 11.500% to  11.999%                                                   2                          78,365                     0.0
 12.000% to  12.499%                                                   1                         179,153                     0.1
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,038                    $312,490,906                   100.0%
                                                                   =====                    ============                   =====

Mortgage Rates Range is from: 5.750% to 12.375%
Weighted Average is: 7.980%

                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
REMAINING TERM (MONTHS)                                   MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
169 to 180                                                             3                    $    213,685                     0.1%
229 to 240                                                             6                         728,322                     0.2
289 to 300                                                             1                          56,442                     0.0
349 to 360                                                         2,028                     311,492,457                    99.7
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,038                    $312,490,906                   100.0%
                                                                   =====                    ============                   =====

Remaining Term Range is from (Months): 179 to 360
Weighted Average is (Months): 358


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        22

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
                                    GROUP II

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL MORTGAGE                                     NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
LOAN PRINCIPAL BALANCES                                   MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
$100,000 or Less                                                     680                    $ 46,201,457                    14.8%
$100,001 to $150,000                                                 518                      64,705,901                    20.7
$150,001 to $200,000                                                 347                      60,842,005                    19.5
$200,001 to $250,000                                                 218                      48,621,268                    15.6
$250,001 to $300,000                                                 133                      36,130,361                    11.6
$300,001 to $350,000                                                  77                      25,397,852                     8.1
$350,001 to $400,000                                                  25                       9,434,743                     3.0
$400,001 to $450,000                                                  15                       6,414,105                     2.1
$450,001 to $500,000                                                  17                       8,203,378                     2.6
$550,001 to $600,000                                                   1                         556,032                     0.2
$650,001 to $700,000                                                   1                         674,612                     0.2
$700,001 to $750,000                                                   1                         749,409                     0.2
$750,001 to $800,000                                                   1                         759,718                     0.2
$850,001 to $900,000                                                   1                         873,761                     0.3
$900,001 to $950,000                                                   1                         936,300                     0.3
$950,001 to $1,000,000                                                 2                       1,990,004                     0.6
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,038                    $312,490,906                   100.0%
                                                                   =====                    ============                   =====

Original Mortgage Loan Principal Balance Range is from: $15,300 to $1,000,000
Average is: $153,480

                              PRODUCT TYPE SUMMARY
                              --------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
PRODUCT TYPE SUMMARY                                      MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
2/28 LIBOR Loan                                                      899                    $132,180,364                    42.3%
3/27 LIBOR Loan                                                      429                      70,317,739                    22.5
5/25 LIBOR Loan                                                      710                     109,992,803                    35.2
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,038                    $312,490,906                   100.0%
                                                                   =====                    ============                   =====

                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
PREPAYMENT PENALTY SUMMARY                                MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
None                                                                 697                    $107,609,238                    34.4%
12 Months                                                              4                       1,373,064                     0.4
24 Months                                                            231                      38,790,142                    12.4
36 Months                                                            743                     114,922,156                    36.8
60 Months                                                            363                      49,796,306                    15.9
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,038                    $312,490,906                   100.0%
                                                                   =====                    ============                   =====

The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 39 months.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        23

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
                                    GROUP II

                               STATE DISTRIBUTIONS
                               -------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
STATES                                                    MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
Arizona                                                               77                    $ 10,621,831                     3.4%
Arkansas                                                              13                         999,991                     0.3
California                                                           336                      73,984,223                    23.7
Colorado                                                              74                      14,062,195                     4.5
Connecticut                                                           33                       6,353,802                     2.0
Delaware                                                               5                         716,826                     0.2
District of Columbia                                                  11                       1,689,302                     0.5
Florida                                                              196                      26,366,382                     8.4
Georgia                                                               42                       5,981,963                     1.9
Idaho                                                                  7                         638,390                     0.2
Illinois                                                             142                      20,825,657                     6.7
Indiana                                                               37                       3,348,068                     1.1
Iowa                                                                   8                         594,130                     0.2
Kansas                                                                 8                       1,188,883                     0.4
Kentucky                                                              12                         978,356                     0.3
Louisiana                                                             15                       1,156,719                     0.4
Maine                                                                  3                         332,390                     0.1
Maryland                                                              29                       5,195,190                     1.7
Massachusetts                                                         38                       8,923,575                     2.9
Michigan                                                             154                      18,028,050                     5.8
Minnesota                                                             50                       7,709,995                     2.5
Mississippi                                                            9                         918,407                     0.3
Missouri                                                             118                      10,424,704                     3.3
Montana                                                                4                         638,099                     0.2
Nebraska                                                               1                          28,885                     0.0
Nevada                                                                12                       2,291,743                     0.7
New Hampshire                                                         17                       2,831,997                     0.9
New Jersey                                                            86                      15,175,053                     4.9
New Mexico                                                            11                       1,130,792                     0.4
New York                                                             120                      23,160,134                     7.4
North Carolina                                                        31                       3,859,270                     1.2
Ohio                                                                  43                       4,687,073                     1.5
Oklahoma                                                               8                         791,221                     0.3
Oregon                                                                14                       1,922,602                     0.6
Pennsylvania                                                          47                       4,836,074                     1.5
Rhode Island                                                           5                       1,548,453                     0.5
South Carolina                                                        26                       3,177,499                     1.0
Tennessee                                                             35                       3,415,574                     1.1
Texas                                                                 10                       1,121,809                     0.4
Utah                                                                   8                       1,131,528                     0.4
Vermont                                                                5                         546,294                     0.2
Virginia                                                              26                       4,568,096                     1.5
Washington                                                            45                       7,657,838                     2.5
West Virginia                                                          3                         437,861                     0.1
Wisconsin                                                             63                       6,260,353                     2.0
Wyoming                                                                1                         233,628                     0.1
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,038                    $312,490,906                   100.0%
                                                                   =====                    ============                   =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        24

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
                                    GROUP II

                              LOAN-TO-VALUE RATIOS
                              --------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS                             MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
 50.00% or Less                                                       68                    $  7,437,000                     2.4%
 50.01% to  55.00%                                                    34                       4,746,607                     1.5
 55.01% to  60.00%                                                    64                       9,773,167                     3.1
 60.01% to  65.00%                                                    83                      14,263,748                     4.6
 65.01% to  70.00%                                                   166                      24,520,098                     7.8
 70.01% to  75.00%                                                   233                      34,392,069                    11.0
 75.01% to  80.00%                                                   584                      95,143,508                    30.4
 80.01% to  85.00%                                                   387                      58,181,417                    18.6
 85.01% to  90.00%                                                   369                      55,600,823                    17.8
 90.01% to  95.00%                                                    50                       8,432,470                     2.7
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,038                    $312,490,906                   100.0%
                                                                   =====                    ============                   =====

Loan-to-Value Ratios Range is from: 7.14% to 95.00%
Weighted Average is: 78.55%

                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
MORTGAGE LOAN AGE (MONTHS)                                MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
0                                                                     11                    $  1,517,300                     0.5%
1                                                                  1,355                     202,323,410                    64.7
2                                                                    645                     104,101,485                    33.3
3                                                                     24                       4,331,021                     1.4
4                                                                      2                         137,979                     0.0
6                                                                      1                          79,711                     0.0
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,038                    $312,490,906                   100.0%
                                                                   =====                    ============                   =====

Weighted Average Age is (Months): 1

                              CREDIT SCORE SUMMARY
                              --------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CREDIT SCORES                                             MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
 Not Scored                                                            4                    $    224,004                     0.1%
 489 to 500                                                           12                       2,489,840                     0.8
 501 to 550                                                          553                      73,483,416                    23.5
 551 to 600                                                          598                      86,217,560                    27.6
 601 to 650                                                          490                      82,789,110                    26.5
 651 to 700                                                          253                      43,461,237                    13.9
 701 to 750                                                           93                      16,990,293                     5.4
 751 to 791                                                           35                       6,835,447                     2.2
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,038                    $312,490,906                   100.0%
                                                                   =====                    ============                   =====

Credit Score Range is from: 489 to 791
Weighted Average (scored loans only) is: 602


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        25

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
                                    GROUP II

                              CREDIT GRADE SUMMARY
                              --------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CREDIT GRADE                                              MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
CMMC WHOLESALE/RETAIL UNDERWRITING:
A Star                                                               347                    $ 63,662,869                    20.4%
A0                                                                   863                     135,228,043                    43.3
A-                                                                   213                      31,292,447                    10.0
B                                                                    235                      33,826,052                    10.8
B-                                                                    60                       6,933,102                     2.2
C                                                                    119                      12,650,993                     4.0
C-                                                                     2                          67,359                     0.0
                                                                   -----                    ------------                   -----
SUB-TOTAL:                                                         1,839                    $283,660,866                    90.8%
                                                                   -----                    ------------                   -----

CMMC CALL CENTER UNDERWRITING:

A1                                                                    41                    $  7,800,843                     2.5%
A2                                                                    90                      13,517,608                     4.3
B1                                                                    52                       5,819,482                     1.9
B2                                                                    16                       1,692,107                     0.5
                                                                   -----                    ------------                   -----
SUB-TOTAL:                                                           199                    $ 28,830,041                     9.2%
                                                                   -----                    ------------                   -----

TOTAL:                                                             2,038                    $312,490,906                   100.0%
                                                                   =====                    ============                   =====

                             MAXIMUM MORTGAGE RATES
                             ----------------------

RANGE OF MAXIMUM MORTGAGE                                      NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
RATES                                                     MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
12.500% to 12.999%                                                     4                    $    675,238                     0.2%
13.000% to 13.499%                                                    96                      18,561,676                     5.9
13.500% to 13.999%                                                   234                      46,468,277                    14.9
14.000% to 14.499%                                                   196                      34,191,456                    10.9
14.500% to 14.999%                                                   367                      63,688,130                    20.4
15.000% to 15.499%                                                   302                      45,323,295                    14.5
15.500% to 15.999%                                                   380                      51,772,006                    16.6
16.000% to 16.499%                                                   229                      27,668,871                     8.9
16.500% to 16.999%                                                   143                      16,136,309                     5.2
17.000% to 17.499%                                                    54                       5,168,510                     1.7
17.500% to 17.999%                                                    20                       1,859,537                     0.6
18.000% to 18.499%                                                    10                         720,083                     0.2
18.500% to 18.999%                                                     2                          78,365                     0.0
19.000% to 19.499%                                                     1                         179,153                     0.1
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,038                    $312,490,906                   100.0%
                                                                   =====                    ============                   =====

Maximum Mortgage Rate Range is from: 12.750% to 19.375%
Weighted Average is: 14.980%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        26

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4
                                    GROUP II

                              NEXT ADJUSTMENT DATE
                              --------------------

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
NEXT ADJUSTMENT DATE                                      MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
July 2004                                                              1                    $     87,767                     0.0%
August 2004                                                           13                       2,186,485                     0.7
September 2004                                                       282                      43,650,052                    14.0
October 2004                                                         603                      86,256,059                    27.6
May 2005                                                               1                          79,711                     0.0
July 2005                                                              1                          50,212                     0.0
August 2005                                                            3                         408,908                     0.1
September 2005                                                       164                      28,170,978                     9.0
October 2005                                                         260                      41,607,929                    13.3
July 2007                                                              1                          52,315                     0.0
August 2007                                                           10                       2,131,987                     0.7
September 2007                                                       296                      46,083,386                    14.7
October 2007                                                         403                      61,725,116                    19.8
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,038                    $312,490,906                   100.0%
                                                                   =====                    ============                   =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        27

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4

                             GROUP I MORTGAGE LOANS

                                                                                                               NUMBER OF
                                                                            ORIGINAL                            MONTH TO
                                           NET            ORIGINAL        AMORTIZATION        REMAINING        PREPAYMENT
   CURRENT             MORTGAGE          MORTGAGE           TERM              TERM              TERM            PENALTY
   BALANCE               RATE              RATE          (IN MONTHS)       (IN MONTHS)       (IN MONTHS)       EXPIRATION
   -------               ----              ----          -----------       -----------       -----------       ----------
$ 2,896,412.08          9.013%            8.503%             180               360               179                0
$15,486,238.17          8.504%            7.994%             358               358               357                0
$   420,750.07          7.668%            7.158%             115               115               114                0
$ 4,678,245.62          8.123%            7.613%             179               179               178                0
$ 4,869,777.14          7.399%            6.889%             238               238               237                0
$ 2,155,750.64          8.697%            8.187%             180               360               178               10
$   177,283.03          6.750%            6.240%             120               120               118               10
$ 2,130,140.40          8.133%            7.623%             180               180               178               10
$10,890,712.77          7.949%            7.439%             360               360               359               11
$   202,912.95          6.875%            6.365%             240               240               239               11
$   120,687.85         10.250%            9.740%             180               360               178               22
$   244,364.18          9.093%            8.583%             180               180               178               22
$   784,536.76          7.842%            7.332%             360               360               359               23
$ 3,345,163.71          8.061%            7.551%             180               180               178               34
$10,410,778.40          7.879%            7.369%             180               360               179               35
$23,694,010.31          7.759%            7.249%             360               360               359               35
$   121,186.11          7.951%            7.441%             102               102               101               35
$ 2,249,668.29          7.331%            6.821%             240               240               239               35
$12,220,377.82          7.663%            7.153%             180               360               179               59
$97,600,116.04          7.670%            7.160%             359               359               358               59
$ 4,189,831.36          8.037%            7.527%             116               116               115               59
$19,312,232.10          7.718%            7.208%             179               179               178               59
$41,798,824.20          7.468%            6.958%             240               240               239               59


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        28

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-4

                             GROUP II MORTGAGE LOANS



                             NET      ORIGINAL    REMAINING
   CURRENT      MORTGAGE  MORTGAGE      TERM         TERM     GROSS   INITIAL RATE  PERIODIC
   BALANCE        RATE      RATE    (IN MONTHS)  (IN MONTHS)  MARGIN   CHANGE CAP     CAP
   -------        ----      ----    -----------  -----------  ------   ----------     ---
$70,271,875.20   8.421%    7.911%       360          359      5.666%     3.000%      1.500%
$ 3,333,371.53   8.464%    7.954%       360          359      5.246%     3.000%      1.500%
$46,920,606.78   8.187%    7.677%       360          359      5.594%     3.000%      1.467%
$ 1,537,876.03   8.826%    8.316%       360          359      5.517%     3.000%      1.500%
$42,826,095.98   7.820%    7.310%       360          359      6.068%     3.000%      1.500%
$   620,127.75   8.862%    8.352%       360          359      5.311%     3.000%      1.500%
$26,907,659.66   7.931%    7.421%       360          359      5.976%     3.000%      1.500%
$73,557,256.95   7.632%    7.122%       360          359      5.791%     3.000%      1.496%
$28,251,643.93   7.539%    7.029%       360          359      5.985%     3.000%      1.481%
$ 6,502,808.97   8.597%    8.087%       360          359      6.020%     3.000%      1.500%
$ 1,867,530.94   7.994%    7.484%       360          359      4.948%     3.000%      1.262%
$47,403,146.28   7.937%    7.427%       357          356      4.983%     3.000%      1.219%


(TABLE CONTINUED)
                                                                           NUMBER OF
                                                MONTHS UNTIL                MONTH TO
                                       RATE      NEXT RATE                 PREPAYMENT
   CURRENT       MAXIMUM   MINIMUM    CHANGE     ADJUSTMENT                  PENALTY
   BALANCE         RATE     RATE     FREQUENCY      DATE         INDEX     EXPIRATION
   -------         ----     ----     ---------      ----         -----     ----------
$70,271,875.20   15.421%   8.421%        6           23       6 Mo. LIBOR       0
$ 3,333,371.53   15.464%   8.464%        6           35       6 Mo. LIBOR       0
$46,920,606.78   15.187%   8.187%        6           59       6 Mo. LIBOR       0
$ 1,537,876.03   15.826%   8.826%        6           23       6 Mo. LIBOR      11
$42,826,095.98   14.820%   7.820%        6           23       6 Mo. LIBOR      23
$   620,127.75   15.862%   8.862%        6           59       6 Mo. LIBOR      23
$26,907,659.66   14.931%   7.935%        6           23       6 Mo. LIBOR      35
$73,557,256.95   14.632%   7.658%        6           35       6 Mo. LIBOR      35
$28,251,643.93   14.539%   7.553%        6           59       6 Mo. LIBOR      35
$ 6,502,808.97   15.597%   8.597%        6           23       6 Mo. LIBOR      59
$ 1,867,530.94   14.994%   7.994%        6           35       6 Mo. LIBOR      59
$47,403,146.28   14.937%   7.946%        6           59       6 Mo. LIBOR      59


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        29

                     AVAILABLE FUNDS CAP HYPOTHETICAL TABLE
                     --------------------------------------

----------------------------------------------------------------------------------------------------------------------
     PAYMENT DATE     AVAILABLE FUNDS      AVAILABLE FUNDS    PAYMENT DATE       AVAILABLE FUNDS       AVAILABLE FUNDS
                         CAP(1)(2)            CAP(1)(3)                             CAP(1)(2)             CAP(1)(3)
----------------------------------------------------------------------------------------------------------------------
         12/25/02          7.538%               7.538%            06/25/06            7.613%               11.666%
         01/25/03          7.540%               7.540%            07/25/06            7.613%               11.667%
         02/25/03          7.541%               7.541%            08/25/06            7.613%               11.668%
         03/25/03          7.543%               7.543%            09/25/06            7.613%               11.669%
         04/25/03          7.546%               7.546%            10/25/06            7.613%               11.670%
         05/25/03          7.548%               7.548%            11/25/06            7.613%               12.012%
         06/25/03          7.550%               7.550%            12/25/06            7.616%               12.015%
         07/25/03          7.552%               7.552%            01/25/07            7.620%               12.022%
         08/25/03          7.554%               7.554%            02/25/07            7.624%               12.030%
         09/25/03          7.557%               7.557%            03/25/07            7.628%               12.037%
         10/25/03          7.559%               7.559%            04/25/07            7.632%               12.045%
         11/25/03          7.561%               7.561%            05/25/07            7.637%               12.285%
         12/25/03          7.564%               7.564%            06/25/07            7.641%               12.294%
         01/25/04          7.567%               7.567%            07/25/07            7.646%               12.302%
         02/25/04          7.569%               7.569%            08/25/07            7.651%               12.311%
         03/25/04          7.572%               7.572%            09/25/07            7.656%               12.320%
         04/25/04          7.575%               7.575%            10/25/07            7.661%               12.329%
         05/25/04          7.578%               7.578%            11/25/07            7.677%               13.408%
         06/25/04          7.581%               7.581%            12/25/07            7.682%               13.418%
         07/25/04          7.584%               7.584%            01/25/08            7.688%               13.427%
         08/25/04          7.587%               7.587%            02/25/08            7.693%               13.437%
         09/25/04          7.590%               7.590%            03/25/08            7.699%               13.448%
         10/25/04          7.594%               7.594%            04/25/08            7.705%               13.458%
         11/25/04          7.598%               8.889%            05/25/08            7.712%               13.960%
         12/25/04          7.601%               8.893%            06/25/08            7.718%               13.971%
         01/25/05          7.605%               8.898%            07/25/08            7.725%               13.983%
         02/25/05          7.609%               8.902%            08/25/08            7.731%               13.995%
         03/25/05          7.612%               8.907%            09/25/08            7.738%               14.007%
         04/25/05          7.616%               8.912%            10/25/08            7.746%               14.020%
         05/25/05          7.621%               9.566%            11/25/08            7.753%               14.526%
         06/25/05          7.625%               9.572%            12/25/08            7.761%               14.540%
         07/25/05          7.629%               9.578%            01/25/09            7.769%               14.554%
         08/25/05          7.634%               9.584%            02/25/09            7.777%               14.568%
         09/25/05          7.638%               9.590%            03/25/09            7.785%               14.583%
         10/25/05          7.643%               9.597%            04/25/09            7.794%               14.599%
         11/25/05          7.653%              10.944%            05/25/09            7.803%               15.018%
         12/25/05          7.658%              10.952%            06/25/09            7.812%               15.035%
         01/25/06          7.613%              10.889%            07/25/09            7.821%               15.052%
         02/25/06          7.613%              10.890%            08/25/09            7.831%               15.069%
         03/25/06          7.613%              10.890%            09/25/09            7.841%               15.088%
         04/25/06          7.613%              10.891%            10/25/09            7.852%               15.106%
         05/25/06          7.613%              11.665%            11/25/09            7.862%               15.174%
----------------------------------------------------------------------------------------------------------------------

(1) Available Funds Cap = 12 * (Total scheduled interest due on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date) / (Aggregate Certificate Principal Balance of the Group II Certificates as of the first day of the applicable Accrual Period).

(2) Assumes no losses, 10% cleanup call, 27% CPR, and 6 month LIBOR remains constant at 1.67%.

(3) Assumes no losses, 10% cleanup call, 27% CPR, and 6 month LIBOR remains constant at 20.00%.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        30

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                 0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
CLASS IA-1
100-00 Price                   2.360%            2.237%            2.214%            2.163%            2.121%
WAL                             7.57              1.11              0.95              0.73              0.61
Modified Duration               6.68              1.08              0.93              0.72              0.60
Principal Window            Dec02 - Oct16     Dec02 - Nov04     Dec02 - Jul04     Dec02 - Jan04     Dec02 - Nov03
--------------------------------------------------------------------------------------------------------------------
CLASS IA-2
100-00 Price                   2.853%            2.786%            2.770%            2.731%            2.696%
WAL                             14.72             2.41              2.00              1.43              1.13
Modified Duration               11.88             2.30              1.92              1.38              1.10
Principal Window            Oct16 - Oct17     Nov04 - Sep05     Jul04 - Mar05     Jan04 - Jul04     Nov03 - Feb04
--------------------------------------------------------------------------------------------------------------------
CLASS IA-3
100-00 Price                   3.403%            3.354%            3.340%            3.304%            3.270%
WAL                             17.49             3.70              3.00              2.06              1.58
Modified Duration               12.98             3.43              2.81              1.96              1.51
Principal Window            Oct17 - Apr23     Sep05 - Aug07     Mar05 - Sep06     Jul04 - May05     Feb04 - Oct04
--------------------------------------------------------------------------------------------------------------------
CLASS IA-4
100-00 Price                   4.261%            4.230%            4.217%            4.183%            4.146%
WAL                             23.58             6.51              5.00              3.14              2.25
Modified Duration               14.63             5.56              4.42              2.88              2.10
Principal Window            Apr23 - Mar29     Aug07 - Jul12     Sep06 - Jun09     May05 - Dec06     Oct04 - Jul05
--------------------------------------------------------------------------------------------------------------------
CLASS IA-5
100-00 Price                   5.620%            5.602%            5.593%            5.566%            5.529%
WAL                             27.45             11.31             8.99              5.44              3.57
Modified Duration               13.74             8.19              6.89              4.57              3.15
Principal Window            Mar29 - Jul30     Jul12 - Jul14     Jun09 - Jun12     Dec06 - Apr09     Jul05 - Jul07
--------------------------------------------------------------------------------------------------------------------
CLASS IA-6
100-00 Price                   4.679%            4.667%            4.665%            4.656%            4.643%
WAL                             9.42              6.97              6.69              5.63              4.53
Modified Duration               7.44              5.78              5.58              4.84              4.00
Principal Window            Dec05 - Feb14     Dec05 - May12     Dec05 - Apr12     Feb06 - Apr09     May06 - Jul07
--------------------------------------------------------------------------------------------------------------------
CLASS IM-1
100-00 Price                   5.363%            5.333%            5.323%            5.299%            5.284%
WAL                             22.86             7.84              6.42              4.49              3.76
Modified Duration               12.81             6.15              5.23              3.87              3.33
Principal Window            Mar18 - Jul30     Oct06 - Jul14     Jan06 - Jun12     Jan06 - Apr09     Feb06 - Jul07
--------------------------------------------------------------------------------------------------------------------
CLASS IM-2
100-00 Price                   5.766%            5.734%            5.723%            5.697%            5.679%
WAL                             22.86             7.84              6.42              4.47              3.67
Modified Duration               12.33             6.04              5.15              3.81              3.23
Principal Window            Mar18 - Jul30     Oct06 - Jul14     Jan06 - Jun12     Dec05 - Apr09     Jan06 - Jul07
--------------------------------------------------------------------------------------------------------------------
CLASS IB
100-00 Price                   6.162%            6.122%            6.109%            6.078%            6.059%
WAL                             21.65             6.88              5.63              3.96              3.35
Modified Duration               11.61             5.39              4.58              3.41              2.95
Principal Window            Mar18 - Jul30     Oct06 - Jul14     Jan06 - Jun12     Dec05 - Apr09     Dec05 - Jul07
--------------------------------------------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        31

                       DISCOUNT MARGIN TABLE (TO 10% CALL)

----------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED               0%               80%              100%              150%             200%
----------------------------------------------------------------------------------------------------------------
CLASS IIA-1
100-00 Price                 0.400%            0.400%           0.400%            0.400%           0.400%
WAL                           19.47             3.24             2.53              1.46             0.94
Principal Window          Dec02 - Aug31    Dec02 - Nov11     Dec02 - Dec09    Dec02 - Apr07     Dec02 - Jul05
----------------------------------------------------------------------------------------------------------------
CLASS IIM-1
100-00 Price                 0.750%            0.750%           0.750%            0.750%           0.750%
WAL                           26.41             5.92             4.83              4.06             2.90
Principal Window          Mar25 - Aug31    Dec05 - Nov11     Feb06 - Dec09    Jun06 - Apr07     Jul05 - Nov05
----------------------------------------------------------------------------------------------------------------
CLASS IIM-2
100-00 Price                 1.600%            1.600%           1.600%            1.600%           1.600%
WAL                           26.41             5.92             4.79              3.69             3.01
Principal Window          Mar25 - Aug31    Dec05 - Nov11     Dec05 - Dec09    Feb06 - Apr07     Nov05 - Nov05
----------------------------------------------------------------------------------------------------------------
CLASS IIB
100-00 Price                 2.350%            2.350%           2.350%            2.350%           2.350%
WAL                           26.26             5.65             4.54              3.41             3.01
Principal Window          Mar25 - Aug31    Dec05 - Nov11     Dec05 - Dec09    Dec05 - Apr07     Nov05 - Nov05
----------------------------------------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        32

                       PRICE/CBE YIELD TABLE (TO MATURITY)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED              0%                80%               100%               150%               200%
--------------------------------------------------------------------------------------------------------------------
CLASS IA-5
100-00 Price                5.626%             5.662%            5.667%             5.639%             5.537%
WAL                         28.18              13.57              11.04              6.51               3.62
Modified Duration           13.90               9.19              7.93               5.22               3.19
Principal Window        Mar29 - Aug32      Jul12 - Nov25      Jun09 - May22     Dec06 - Oct16      Jul05 - Nov08
--------------------------------------------------------------------------------------------------------------------
CLASS IA-6
100-00 Price                4.679%             4.667%            4.665%             4.661%             4.659%
WAL                          9.42               6.97              6.69               6.22               5.99
Modified Duration            7.44               5.78              5.58               5.25               5.08
Principal Window        Dec05 - Feb14      Dec05 - May12      Dec05 - Apr12     Feb06 - Mar12      May06 - Feb13
--------------------------------------------------------------------------------------------------------------------
CLASS IM-1
100-00 Price                5.363%             5.335%            5.326%             5.304%             5.289%
WAL                         23.05               8.32              6.88               4.81               4.00
Modified Duration           12.85               6.38              5.48               4.08               3.50
Principal Window        Mar18 - Feb32      Oct06 - Nov18      Jan06 - Sep16     Jan06 - Apr12      Feb06 - Sep09
--------------------------------------------------------------------------------------------------------------------
CLASS IM-2
100-00 Price                5.766%             5.735%            5.725%             5.699%             5.682%
WAL                         22.97               8.11              6.66               4.63               3.80
Modified Duration           12.36               6.17              5.28               3.92               3.31
Principal Window        Mar18 - Sep31      Oct06 - Jul17      Jan06 - Jan15     Dec05 - Feb11      Jan06 - Nov08
--------------------------------------------------------------------------------------------------------------------
CLASS IB
100-00 Price                6.162%             6.122%            6.109%             6.078%             6.059%
WAL                         21.65               6.88              5.63               3.96               3.35
Modified Duration           11.61               5.39              4.58               3.41               2.95
Principal Window        Mar18 - Jul30      Oct06 - Jul14      Jan06 - Jun12     Dec05 - Apr09      Dec05 - Jul07
--------------------------------------------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED               0%                80%              100%              150%                200%
--------------------------------------------------------------------------------------------------------------------
CLASS IIA-1
100-00 Price                 0.400%            0.430%            0.430%            0.430%              0.400%
WAL                          19.52              3.53              2.76              1.60                0.94
Principal Window         Dec02 - Oct32      Dec02 - Aug22    Dec02 - Oct18      Dec02 - Nov12      Dec02 - Jul05
--------------------------------------------------------------------------------------------------------------------
CLASS IIM-1
100-00 Price                 0.750%            0.780%            0.780%            0.770%              0.830%
WAL                          26.52              6.50              5.28              4.34                3.80
Principal Window         Mar25 - Jul32      Dec05 - Jan18    Feb06 - Nov14      Jun06 - May10      Jul05 - Aug09
--------------------------------------------------------------------------------------------------------------------
CLASS IIM-2
100-00 Price                 1.600%            1.640%            1.640%            1.640%              1.790%
WAL                          26.50              6.33              5.11              3.88                4.05
Principal Window         Mar25 - May32      Dec05 - Jan16    Dec05 - Apr13      Feb06 - Apr09      May06 - Aug07
--------------------------------------------------------------------------------------------------------------------
CLASS IIB
100-00 Price                 2.350%            2.360%            2.360%            2.360%              2.450%
WAL                          26.27              5.70              4.58              3.43                3.31
Principal Window         Mar25 - Dec31      Dec05 - Mar13    Dec05 - Dec10      Dec05 - Nov07      Dec05 - May06
--------------------------------------------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        33